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                                                                    EXHIBIT 99.3

                                 REVOCABLE PROXY

                               FIRST STATE BANCORP
                               10820 ZELZAH AVENUE
                         GRANADA HILLS, CALIFORNIA 31344


    SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON _________, _________, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     The undersigned shareholder(s) of First State Bancorp (the "Company") hereby nominates, constitutes and appoints _______________ and __________________, and each of them, with full power of substitution, the attorney, agent and proxy (the "Proxies") of the undersigned to represent and to vote all shares of the common stock, without par value, of the Company held of record by the undersigned as of the close of business on ________, 2003, at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at ________________________________ on ________, ________, 2003 at ______
local time, and at any and all adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

     1. AGREEMENT AND PLAN OF MERGER AND AGREEMENT OF MERGER. To approve (i) the Agreement and Plan of Merger, dated as of July 10, 2003, between the Company and Boston Private Financial Holdings, Inc., a Massachusetts corporation ("Boston Private"), (ii) the related Agreement of Merger to be entered into between the Company and a wholly-owned subsidiary of Boston Private, pursuant to which a wholly-owned subsidiary of Boston Private will be merged with and into the Company, resulting in the Company becoming the wholly-owned subsidiary of Boston Private, and (iii) the transactions contemplated by the Agreement and Plan of Merger and the Agreement of Merger.



           [ ]   FOR          [ ]   AGAINST         [ ]   ABSTAIN


     2. OTHER BUSINESS. To consider and act upon such other business and matters or proposals as may properly come before the Special Meeting and any adjournment or postponement of that meeting.


                       PLEASE SIGN AND DATE ON OTHER SIDE


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                           PLEASE SIGN AND DATE BELOW

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" PROPOSAL 1 UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED AS INDICATED. IF A SHAREHOLDER SIGNS AND RETURNS THIS PROXY, BUT DOES NOT INDICATE THEREON THE MANNER IN WHICH HE OR SHE WISHES HIS OR HER SHARES TO BE VOTED WITH RESPECT TO THE PROPOSAL DESCRIBED HEREIN, THEN THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THE PROXIES, IN THEIR DISCRETION, ARE EACH AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement and Prospectus with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.



---------------------------
(DATE)



----------------------------------------
(SIGNATURE OF SHAREHOLDER)



----------------------------------------
(SIGNATURE OF SHAREHOLDER)


I (WE) DO __DO NOT___ EXPECT TO ATTEND THE SPECIAL MEETING.


(PLEASE DATE THIS PROXY AND SIGN YOUR NAME AS IT APPEARS ON YOUR STOCK CERTIFICATE. WHERE THERE IS MORE THAN ONE HOLDER, EACH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE ADD YOUR TITLE AS SUCH. IF EXECUTED BY A CORPORATION OR PARTNERSHIP, THE PROXY SHOULD BE EXECUTED IN THE FULL CORPORATE OR PARTNERSHIP NAME AND SIGNED BY A DULY AUTHORIZED PERSON, STATING HIS OR HER TITLE OR AUTHORITY.)


                 PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY